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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 6, 2008

                               AEP INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-14450                  22-1916107
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      incorporation)

 125 Phillips Avenue, South Hackensack, New Jersey             07606
     (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (201) 641-6600

        (Former name or former address, if changed since last report) N/A

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On October 6, 2008, the United States Bankruptcy Court for the Northern District of Georgia-Atlanta Division entered an order approving the previously announced acquisition of substantially all of the assets of the Plastic Films segment of Atlantis Plastics, Inc. (OTC: ATPL.PK) by AEP Industries Inc. The transaction is expected to close on October 30, 2008, subject to other customary closing conditions set forth in the asset purchase agreement.

      A copy of the related press release is attached hereto as Exhibit 99.1, which is hereby incorporated by reference.



Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits



Exhibit No.     Description
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   99.1         Press release, dated October 6, 2008.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AEP INDUSTRIES INC.


Date:  October 6, 2008                  By: /s/ LINDA N. GUERRERA
                                            ------------------------------------
                                            Linda N. Guerrera
                                            Vice President and Controller



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                                    EXHIBITS


Exhibit No.     Description
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   99.1         Press release, dated October 6, 2008.







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